UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2026

V.F. Corporation

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	1-5256	23-1180120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1551 Wewatta Street
Denver, Colorado	80202
(Address of Principal Executive Offices)	(Zip Code)

(720) 778-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value, stated capital $.25 per share	VFC	New York Stock Exchange
0.250% Senior Notes due 2028	VFC28	New York Stock Exchange
4.250% Senior Notes due 2029	VFC29	New York Stock Exchange
0.625% Senior Notes due 2032	VFC32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On July 28, 2026, V.F. Corporation (“VF”) held its 2026 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, VF shareholders voted on the election of eleven directors, the approval, on an advisory basis, of the compensation of VF’s named executive officers, the ratification of the selection of PricewaterhouseCoopers LLP as VF’s independent registered public accounting firm for the 2027 fiscal year, and the shareholder proposal titled “Report on Animal-Derived Materials Policy.” The final voting results are reported below.

Proposal 1: Each of the eleven nominees were elected to serve until the 2027 Annual Meeting of Shareholders or until their respective successors are duly elected and qualified based on the following vote:

Director Nominees	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
Richard T. Carucci	270,412,636	28,322,648	282,346	50,716,405
Alexander K. Cho	296,819,259	1,877,258	321,113	50,716,405
Juliana L. Chugg	265,078,176	33,663,837	275,617	50,716,405
Bracken P. Darrell	296,600,550	1,923,957	493,123	50,716,405
Trevor A. Edwards	294,553,804	4,137,058	326,768	50,716,405
Mindy F. Grossman	252,284,427	46,385,420	347,783	50,716,405
Mark S. Hoplamazian	288,868,262	9,849,803	299,565	50,716,405
Laura W. Lang	267,564,772	31,174,341	278,517	50,716,405
Carol L. Roberts	291,119,882	7,619,907	277,841	50,716,405
Matthew J. Shattock	266,163,095	32,564,402	290,133	50,716,405
Kirk C. Tanner	297,103,323	1,619,640	294,667	50,716,405

Proposal 2: The shareholders approved, on an advisory basis, the compensation of VF’s named executive officers. based on the following vote:

Votes For:	255,317,613

Votes Against:	42,972,157

Votes Abstaining:	727,860

Broker Non-Votes:	50,716,405

Proposal 3: The shareholders approved the ratification of the selection of PricewaterhouseCoopers LLP as VF’s independent registered public accounting firm for the 2027 fiscal year based on the following vote:

Votes For:	320,023,812

Votes Against:	29,138,855

Votes Abstaining:	571,368

Proposal 4: The shareholders did not approve the shareholder proposal titled “Report on Animal-Derived Materials Policy” based on the following vote:

Votes For:	4,339,077

Votes Against:	292,492,329

Votes Abstaining:	2,186,224

Broker Non-Votes:	50,716,405

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

V.F. CORPORATION
(Registrant)

Date: July 30, 2026	By:	/s/ Jennifer S. Sim
Jennifer S. Sim
Executive Vice President, Chief Legal Officer and Corporate Secretary